Other liabilities and provisions	6 Months Ended
Jun. 30, 2026
Other liabilities and provisions
Other liabilities and provisions

12.   Other liabilities and provisions

	At June 30,	At December 31,
	2026	2025
	$'m	$'m
Other liabilities
Current	8	—
Non-current	13	14
Provisions
Current	10	10
Non-current	22	21
	53	45

Other liabilities

Earnout shares

The Ardagh Group has a contingent right to receive up to 60.73 million additional shares in the Company (the “Earnout Shares”). The Earnout Shares are issuable by AMPSA to the Ardagh Group subject to attainment of certain share price hurdles, with equal amounts of shares at $13, $15, $16.50, $18, and $19.50, respectively, over a five-year period ending on January 31, 2027. In accordance with IAS 32 ‘Financial Instruments: Presentation’, the arrangement has been assessed to determine whether the Earnout Shares represent a liability or an equity instrument. As the arrangement may result in AMPSA issuing a variable number of shares in the future, albeit capped at a total of 60.73 million shares, the Earnout Shares have, in accordance with the requirements of IAS 32, been recognized as a financial liability measured at fair value in the unaudited consolidated interim financial statements. A valuation assessment was performed for the purpose of determining the financial liability using a Monte Carlo simulation using key data inputs for: share price hurdles; risk-free rate 4% (December 31, 2025: risk-free rate 3%); and traded closing AMP share price, with estimates of volatility

67% (December 31, 2025: volatility 50%) and dividend yield. The estimated valuations of the liability at June 30, 2026, and December 31, 2025, were $8 million and $3 million, respectively. Changes in the fair market valuation of the Earnout Shares of $5 million have been reflected as exceptional finance expense within net finance expense for the six months ended June 30, 2026 (June 30, 2025: expense of $3 million). Any increase or decrease in volatility of 5% would result in an increase or decrease in the liability at June 30, 2026, of approximately $4 million (December 31, 2025: $2 million).

Warrants

AMPSA warrants are exercisable for the purchase of Ordinary Shares in AMPSA at an exercise price of $11.50 over a five-year period. In accordance with IAS 32, those warrants have been recognized as a financial liability measured at fair value in the consolidated interim financial statements. For certain warrants issued to the former sponsors of Gores Holdings V, Inc. (“Private Warrants”) a valuation was performed for the purpose of determining the financial liability. The valuation applied a Black Scholes model, using a key data input for the risk-free rate 4% (December 31, 2025: risk-free rate 3%), with estimates for volatility 67% (December 31, 2025: volatility 50%) and dividend yield. The estimated valuation of the liability at June 30, 2026 and December 31, 2025 was not material and consequently presented as $nil in the unaudited consolidated interim financial statements, which are rounded to millions as set out in note 3. Any increase or decrease in volatility of 5% would not result in a significant change in the fair value of the AMP Warrants at June 30, 2026 (December 31, 2025: $nil). All outstanding warrants were delisted from the NYSE on December 3, 2025 due to “abnormally low selling price” levels.

Put and call arrangements

In conjunction with the NOMOQ acquisition completed in February 2023, the Group has entered into put and call option arrangements for the acquisition of the outstanding non-controlling interest (“NCI”), part of which are treated as a compensation arrangement for accounting purposes, and could result in future payments to the holders of such NCI, depending on the future performance of NOMOQ. The Group has recognized the fair value of the obligation at June 30, 2026 of $13 million (December 31, 2025: $11 million) within non-current other liabilities.